EX. 99.28(d)(1)(xvii)

Amendment to

Amended and Restated Investment Advisory

and Management Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust and the Adviser (the “Parties”) entered into an Amended and Restated Investment Advisory and Management Agreement, effective as of the 1st day of July, 2013, as amended (the “Agreement”), whereby the Adviser agreed to provide certain investment advisory services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved fee changes for certain Funds, as outlined below, effective April 29, 2019 (collectively, the “Fee Changes”):

Fee Changes

1)	JNL/Boston Partners Global Long Short Equity Fund;
3)	JNL/DoubleLine® Shiller Enhanced CAPE® Fund;
4)	JNL/Harris Oakmark Global Equity Fund;
5)	JNL/Invesco China-India Fund; and
6)	JNL/T. Rowe Price Value Fund.

Whereas, the Board has approved the removal of the following funds, and each fund’s respective Cayman Islands subsidiary, from Schedule C of the Agreement, effective April 29, 2019 (collectively, the “Cayman Removals”):

1)	Fund: JNL/AB Dynamic Asset Allocation Fund

Cayman Islands subsidiary: JNL/AB Dynamic Asset Allocation Fund Ltd.;

2)	Fund: JNL/AQR Managed Futures Strategy Fund

Cayman Islands subsidiary: JNL/AQR Managed Futures Strategy Fund Ltd.; and

3)	Fund: JNL/BlackRock Global Allocation Fund

Cayman Islands subsidiary: JNL/BlackRock Global Allocation Fund Ltd.

Whereas, pursuant to Board approval of the Fee Changes and Cayman Removals, as outlined above, the Parties have agreed to amend the Agreement, effective April 29, 2019, to update certain advisory fees for certain Funds, as outlined above, in Schedule B; and to update the list in Schedule C of the Agreement for Cayman Islands subsidiaries.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 29, 2019, attached hereto.

2)	Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated April 29, 2019, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

  In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed, effective April 29, 2019.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule B

Dated April 29, 2019

(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds Balanced Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/American Funds Capital Income Builder Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds Global Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds Growth-Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .690% .680%
JNL/American Funds New World Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.950% .900% .890% .880%
JNL Aggressive Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .08% .075% .070%
JNL Moderate Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
B-1

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Institutional Alt 25 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.150% .100% .095% .090%
JNL Institutional Alt 50 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over 5 billion	.150% .100% .095% .090%
JNL Multi-Manager Alternative Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.200% 1.100% 1.090% 1.080%
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540% .530%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .670% .650% .640% .630%
JNL/AB Dynamic Asset Allocation Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL/American Funds Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $300 million $300 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
B-2

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/AQR Managed Futures Strategy Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.850% .800% .750% .740% .730%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .590% .550% .540%
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .490% .480% .470%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.100% 1.050% 1.000% 0.990% 0.980%
JNL/Causeway International Value Select Fund	$0 to $500 million $500 million to $2 billion $2 billion to $5 billion Over $5 billion	.550% .500% .470% .460%
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/Crescent High Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/DFA Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.400% .390% .380%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .360% .350% .340%
B-3

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.600% .575% .550% .540% .530%
JNL/First State Global Infrastructure Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.700% .690% .630% .620% .610%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .600% .590% .580%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	0%
JNL/Franklin Templeton Global Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .490% .480%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .475% .465% .455%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .550% .500% .490% .480%
JNL/Franklin Templeton International Small Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .700% .690% .680%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.620% .570% .560% .550% .540%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
B-4

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million $200 million to $400 million $400 million to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .575% .565% .555%
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.900% .875% .850% .840%
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million $250 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .670% .640% .630%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/Invesco China-India Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .700% .690% .680%
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Invesco Global Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .570% .560% .550%
JNL/Invesco International Growth Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .480% .470% .460%
JNL/Invesco Small Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .630% .620% .610%
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
B-5

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .300% .250% .240% .230%
JNL/Lazard Emerging Markets Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/Mellon Capital 10 x 10 Fund	All assets	0%
JNL/Mellon Capital Bond Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130% .120%
JNL/Mellon Capital Consumer Staples Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .200% .190% .180%
JNL/Mellon Capital European 30 Fund	$0 to $50 million $50 million to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.270% .210% .180% .170% .160%
JNL/Mellon Capital Index 5 Fund	All assets	0%
JNL/Mellon Capital Industrials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital International Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%
B-6

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital Materials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.250% .200% .190% .180%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $50 million $50 million to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.270% .210% .180% .170% .160%
JNL/Mellon Capital Real Estate Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.170% .130% .120% .110% .090%
JNL S&P 500 Index Fund	$0-$1 billion $1 billion to $3 billion $3 to $5 billion Over $5 billion	0.20% 0.175% 0.165% 0.155%
JNL/Mellon Capital S&P 1500 Growth Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Mellon Capital S&P 1500 Value Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Mellon Capital Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
B-7

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/MFS Mid Cap Value Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530% .520%
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .400% .390% .380%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.00% .950% .900% .890% .880%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.500% .490% .480%
JNL/PIMCO Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .375% .365% .355% .345%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .425% .415% .405%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .325% .315% .305%
JNL/PPM America Mid Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
B-8

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/PPM America Small Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
JNL/PPM America Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .340% .330%
JNL/PPM America Value Equity Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.450% .400% .390% .380% .370%
JNL/Scout Unconstrained Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .450% .440% .430% .420%
JNL/T. Rowe Price Managed Volatility Balanced Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million $150 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .275% .265% .255%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion Over $3 billion	.550% .480% .470% .460%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.050% .900% .890% .880%
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .375% .350% .325% .315% .305%
B-9

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/WMC Government Money Market Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
JNL/S&P 4 Fund	All Assets	0%
JNL/S&P Competitive Advantage Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P International 5 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Intrinsic Value Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Conservative Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Moderate Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Mid 3 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
B-10

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/S&P Total Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Vanguard Capital Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Global Bond Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .640% .630%
JNL/Vanguard International Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Small Company Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%

B-11

Schedule C

Dated April 29, 2019

(List of Adviser’s Investment Advisory Agreements with Funds’ Subsidiaries)

Funds	Subsidiaries*

JNL Multi-Manager Alternative Fund (for the portion of assets managed by Boston Partners Global Investors, Inc.)	JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

* The Adviser has entered into an Investment Advisory Agreement with each subsidiary, which is wholly owned by the Fund listed opposite its name, pursuant to which the subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund.

C-1